UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 24, 2008
Commission File Number: 1-14222
SUBURBAN PROPANE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
240 Route 10 West
Whippany, New Jersey 07981
(973) 887-5300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

ITEM 8.01.	OTHER EVENTS
On July 24, 2008, Suburban Propane Partners, L.P. issued a press release (the “Press Release”) announcing our Fiscal 2008 Third Quarter Results Conference Call. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated July 24, 2008, announcing the Fiscal 2008 Third Quarter Results Conference Call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2008	SUBURBAN PROPANE PARTNERS, L.P.
	By:	/s/ MICHAEL A. STIVALA
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer and Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated July 24, 2008, announcing the Fiscal 2008 Third Quarter Results Conference Call.